                                                                EXHIBIT 10.42

                                THIRD AMENDMENT

                                       TO

                                CREDIT AGREEMENT

        Third Amendment, dated June 11, 1996, (herein called the "AMENDMENT") to Credit Agreement, dated June 13, 1995 as amended prior to the date hereof, (herein called the "AGREEMENT") between and among WABASH NATIONAL FINANCE CORPORATION, an Indiana corporation, with its main business office located at 9 North Vail Avenue, Arlington Heights, Illinois 60005 (herein called "WABASH NATIONAL FINANCE"), the banking institutions named in Exhibit A attached thereto (herein called collectively the "BANKS" and individually a "BANK") and CORESTATES BANK, N.A., a national banking association, as agent for the Banks under this Agreement (herein in such capacity called the "AGENT"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.


                             PRELIMINARY STATEMENT

        WHEREAS, Wabash has requested that an increase in the amount of debt which may be incurred under Section 5.4((v).

        WHEREAS, the Banks agree to the request of Wabash on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

        1. SECTION 5.4 OF THE AGREEMENT. Section 5.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

                "5.4 DEBT. Wabash National Finance will not create, incur, assume or in any other manner be liable upon (directly, by guarantee or otherwise) or permit to exist any Debt except (i) the Debt incurred hereunder, (ii) Debt for salaries and wages incurred in the ordinary course of its business, (iii) accounts payable to trade creditors for goods or services which accounts are paid within 90 days from billing date, (iv) Debt in existence on the date hereof and described in reasonable detail on Schedule 1 hereto, (v) Debt arising after the Closing Date, not to exceed $30,000,000 at any one time outstanding,
        (vi) Debt arising after the Closing Date, for which the holder of the Debt shall have no recourse against Wabash National Finance other than with respect to collateral pledged to secure such Debt and Wabash National Corporation shall have no remarketing obligation, (vii) Debt arising after the Closing Date for goods and/or services which are reasonable, incidental to and in the regular course of the business of Wabash National Finance such as items of office equipment and does not at any one time exceed $100,000 in aggregate amount outstanding, (viii) Debt arising after the Closing Date, which is for a fixed term and at a fixed rate from a lender that has entered into the Intercreditor and Collateral Agency Agreement and pursuant to a debt instrument that conforms with the covenants and events of default set forth in this Agreement, and (ix) Debt arising after the Facility Termination Date, provided that at the time such Debt is incurred and after giving effect to such Debt and the receipt of the proceeds thereof, no Default or Event of Default (as defined in Section 6.1) shall exist. Debt meeting the foregoing exceptions shall


Third Amendment to
Credit Agreement                        -1-                       June 11, 1996
        be deemed to be "PERMITTED DEBT" for purposes of this Agreement and the other Loan Documents."

        2. REPRESENTATIONS AND WARRANTIES. Wabash hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

        3. COVENANTS. Wabash hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Article 5 thereof, on and as of the date hereof.

        4. PROCEEDINGS, INSTRUMENTS, ETC.. All proceedings and actions taken on or prior to the date hereof in connection with this Amendment and all instruments incident thereto and hereto shall be in form and substance satisfactory to the Banks, and the Agent shall have received for each Bank copies of all documents that any Bank may request in connection with such proceedings, actions and transactions (including, without limitation, a replacement Revolving Credit Note duly executed, completed and issued in accordance herewith, copies of court documents, certifications and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of the Agreement, in form and substance satisfactory to each Bank).

        5. AFFIRMATION. Wabash hereby affirms its absolute and unconditional promise to pay to each Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

        6. EFFECT OF AMENDMENT. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

        7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.

                                WABASH NATIONAL FINANCE CORPORATION

                                By  Richard E. Dessimoz
                                   -------------------------------------
                                   Name  Richard E. Dessimoz
                                   Title  Vice President

Notices To:
Mr. Richard E. Dessimoz
Chief Executive Officer
Wabash National Finance Corporation
9 North Vail Avenue
Arlington Heights, Illinois 80005
FAX No. (708) 577-2204


Third Amendment to
Credit Agreement                      -2-                         June 11, 1996

                                CORESTATES BANK, N.A., for itself and as Agent


                                By  William J. Hieb
                                   -------------------------------------
                                   William J. Hieb
                                   Vice President

Notices To:
Mr. William J. Hieb
Vice President
CoreStates Bank, N.A.
Transportation, Leasing and
   Construction Industry Services
FC 1-8-11-24
Widener Building 11th Floor
1339 Chestnut Street
P.O. Box 7618
Philadelphia, PA  19101-7618
FAX No. (215) 786-7704


                                HARRIS TRUST AND SAVINGS BANK


                                By
                                   -------------------------------------
                                   Name
                                   Title

Notices To:
Mr. Peter Krawchuk
Vice President
Harris Trust and Savings Bank
111 W. Monroe Street
Chicago, IL  60603
FAX No. (312) 461-2591


                                NATIONAL CITY BANK, INDIANA


                                By
                                   -------------------------------------
                                   Name
                                   Title

Notices To:
Mr. Rafe L. Boldrick
Senior Vice President
National City Bank, Indiana
101 West Washington Street
Suite 200 East
Indianapolis, IN  46255
FAX No. (317) 267-8899


Third Amendment to
Credit Agreement                        -3-                       June 11, 1996